                                                                    Exhibit 23.2

                        Consent of Independent Auditors

  We consent to the use of our report in connection with SureFire Verification, Inc. dated August 31, 2000, in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-45440) and related prospectus of Verisity Ltd. dated November 30, 2000.

                                          /s/ Ernst & Young LLP

Palo Alto, California

November 30, 2000